================================================================================
                                                                    Exhibit 99.1
[GRAPHIC LOGO]

                         OCWEN FINANCIAL CORPORATION(R)
================================================================================
FOR IMMEDIATE RELEASE         FOR FURTHER INFORMATION, CONTACT:
                                    ROBERT J. LEIST, JR.
                                    VICE PRESIDENT & CHIEF ACCOUNTING OFFICER
                                    T: (561) 682-7958
                                    E: rleist@ocwen.com

                      OCWEN FINANCIAL CORPORATION ANNOUNCES
                             SECOND QUARTER RESULTS

WEST PALM BEACH, FL - (August 9, 2000) Ocwen Financial Corporation (NYSE: OCN) today reported a net loss for its second quarter ended June 30, 2000 of $(1.4) million, or $(0.02) per share, compared to a net loss of $(3.7) million or $(0.06) per share for the 1999 second quarter. For the six months ended June 30, 2000, the Company reported a net loss of $(6.5) million or $(0.10) per share compared to net income of $5.8 million or $0.10 per share in the same period of 1999.

Chairman and CEO William C. Erbey stated "Our second quarter results reflect the fact that we continue to be a company in transition focused on growing our fee based businesses. While second quarter results are disappointing, our loan and servicing businesses continue to be profitable, and in fact reflect improvement vs. 1999. However, as in the first quarter, these results are more than offset by our ongoing investment in developing our technology business, OTX, as well as the costs associated with exiting non-strategic businesses. Looking forward to the remainder of the year, we continue to believe that Commercial Discount Loan resolutions through June 30 are not reflective of anticipated full year results. We also see continuing opportunities for significant growth in our servicing business, as evidenced by our acquisition of 8,704 loans from First Alliance Mortgage Co. Ocwen continued to strengthen its balance sheet during the second quarter through the repurchase of $18.5 million of face value of our debt securities and successfully closed on the sale of our office building at 690 Market Street in San Francisco. We remain focused on completing our transition plan and are confident that we have the human and financial resources needed to achieve our objectives."

The Company's loan and servicing businesses, in the aggregate, reflected improved results vs. comparable periods in 1999, recording net income of $7.8 million in the 2000 second quarter, vs. a net loss of $(0.5) million in the second quarter of 1999. For the six months ended June 30, 2000 aggregate results reflected net income of $15.2 million as compared to $10.9 million in the same period of 1999, despite the fact that no securitization gains were recorded in 2000. This reflects the Company's decision in the third quarter of 1999 to discontinue the practice of structuring securitizations as sale transactions, thus precluding the recognition of gain-on-sale accounting. Results in 2000 include pre-tax gains on the sale of whole loans of $5.1 million and $12.6 million in the second quarter and six month periods, respectively, while 1999 results include pre-tax securitization gains of $20.2 million and $36.8 million for the corresponding periods.

Continuing investments in OTX in the second quarter of 2000 resulted in a net loss of $(5.3) million, compared to $(2.6) million in the 1999 second quarter. OTX results reflected a loss of $(9.7) million for the six months ended June 30, 2000 vs. $(4.0) million for the same period in 1999. These results reflect the ongoing effort in OTX to complete the development of its advanced technology products and to broaden its marketing campaigns, the costs of which are reflected in current earnings.

The second quarter of 2000 also included net income in the Commercial Real Estate business of $2.0 million, primarily reflecting a pre-tax gain of $3.9 million on the sale of the Company's commercial property located at 690 Market Street in San Francisco, vs. $0.1 million in the 1999 second quarter. Second quarter 2000 results included extraordinary gains of $3.9 million (net of tax) related to the repurchase on the open market of $9.9 million face value of the 11.5% senior notes and $8.6 face value of the 10.875% capital securities. For the six months ended June 30, 2000 the Company reported extraordinary gains of $6.0 million. No such gains were reported in the comparable periods of 1999. These transactions reflect the Company's ongoing efforts to reduce its leverage and strengthen its balance sheet.

Ocwen Financial Corporation Second Quarter Results
August 10, 2000

RECENT DEVELOPMENTS

The Company has entered into agreements to sell its three remaining office buildings in San Francisco (225 Bush Street, 450 Sansome Street, and 10 United Nations Plaza) for aggregate proceeds of approximately $210 million. The agreements pertaining to 225 Bush Street and 450 Sansome Street are contingent upon satisfactory completion of the buyers due diligence, while due diligence on 10 United Nations Plaza has been completed. Each of these transactions are also subject to standard closing deliverables as well as adjustments for (i) closing costs and (ii) pro rations of certain contractual obligations that survive closing. All three transactions are expected to close during the third quarter of 2000.

As of July 31, 2000, the Company won a competitive bid to the servicing rights for more than $700 million in subprime mortgages from First Alliance Mortgage Co. Terms of the sale were approved by U.S. Bankruptcy Court for the Central District of California in Santa Ana. This transaction will increase the Company's loans serviced by 8,704 loans.

As mentioned earlier, Ocwen continues to make a substantial investment in OTX to complete the development of its advanced technology products - REAL-e(TM), REALSynergy(TM) And REALTransSM. The REAL-e(TM) residential mortgage servicing system will be introduced to tHE marketplace this year. On July 1, 2000 customers began receiving the new 32-bit Microsoft(R) Windows(R) based REALSynergy(TM) commercial mortgage servicing system that replaces the MS-DOS(R) based Amicus(R) product. The REALTransSM platform continues to be a leading Internet vendor management application with approximately 20 customers requesting products from 1,500 potential vendors. Eight of the top 25 mortgage originators have used or are preparing to use the platform. Currently about 10,000 orders are placed on a monthly basis.

Ocwen Financial Corporation is a financial services company headquartered in West Palm Beach, Florida. The Company's primary businesses are the acquisition, servicing and resolution of subperforming and nonperforming residential and commercial mortgage loans, as well as the related development of loan servicing technology and business-to-business e-commerce solutions for the mortgage and real estate industries. Additional information about Ocwen Financial Corporation is available at www.ocwen.com.

REAL-e(TM), REALSynergy(TM) and REALTransSM are the property of Ocwen Financial Corporation. All other product names are the property of their respective owners.

Certain statements contained herein may not be based on historical facts and are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by reference to a future period(s) or by the use of forward-looking terminology such as "anticipate," "commitment," "continue," "expect," "plan," "will," future or conditional verb tenses, similar terms, variations on such terms or negatives of such terms. Actual results could differ materially from those indicated in such statements due to risks, uncertainties and changes with respect to a variety of factors, including changes in market conditions as they exist on the date hereof, applicable economic environments, government fiscal and monetary policies, prevailing interest or currency exchange rates, effectiveness of interest rate, currency and other hedging strategies, laws and regulations affecting financial institutions and real estate operations (including regulatory fees, capital requirements, income and property taxation and environmental compliance), uncertainty of foreign laws, competitive products, pricing and conditions, credit, prepayment, basis, default, subordination and asset/liability risks, loan servicing effectiveness, the ability to identify acquisitions and investment opportunities meeting OCN's investment strategy, satisfaction or fulfillment of agreed upon terms and conditions of closing or performance, timing of transaction closings, software integration, development and licensing, financial and securities markets, availability of adequate and timely sources of liquidity, dependence on existing sources of funding, ability to repay or refinance indebtedness (at maturity or upon acceleration), availability of discount loans for purchase, size of, nature of and yields available with respect to the secondary market for mortgage loans, financial, securities and securitization markets in general, allowances for loan losses, geographic concentrations of assets, changes in real estate conditions (including valuation, revenues and competing properties), adequacy of insurance coverage in the event of a loss, integration of the business of OAC, the market prices of the common stock of OCN, other factors generally understood to affect the real estate acquisition, mortgage and leasing markets and securities investments, and other risks detailed from time to time in OCN's reports and filings with the Securities and Exchange Commission, including its periodic reports on Forms 8-K, 10-Q and 10-K, including Exhibit 99.1 attached to OCN's Form 10-K for the year ended December 31, 1999.

Ocwen Financial Corporation Second Quarter Results
August 10, 2000

NET (LOSS) INCOME BY BUSINESS SEGMENT

For the Periods Ended June 30,                  Three Months           Six Months
----------------------------------------   --------------------    --------------------
(Dollars in thousands)                       2000        1999        2000        1999
                                           --------    --------    --------    --------
Single family residential discount loans.  $  4,389    $ (9,220)   $  7,467    $ (5,336)
Commercial loans ........................       756       5,793       1,450      10,169
Domestic residential mortgage loan
 servicing ..............................     2,650       2,910       6,234       6,052
Investment in low-income housing tax
 credits ................................        13       1,068       1,192       2,404
OTX .....................................    (5,251)     (2,597)     (9,715)     (3,980)
Commercial Real Estate ..................     2,011         123       2,710         170
UK operations (1) .......................    (1,390)      8,984      (2,932)      9,068
Domestic subprime single family
 residential lending ....................    (3,346)     (1,563)     (7,907)     (1,128)
Unsecured collections ...................    (2,191)       (815)     (4,364)     (1,472)
Ocwen Realty Advisors ...................       147          --         290          --
Corporate items and other ...............       813      (8,370)       (922)    (10,164)
                                           --------    --------    --------    --------
                                           $ (1,399)   $ (3,687)   $ (6,497)   $  5,783
                                           ========    ========    ========    ========


(1)     1999 includes Ocwen UK, which was sold in September 1999


ASSET ACQUISITION
(Unpaid principal balances)

 For the Periods Ended June 30,      Three Months                          Six Months
------------------------------- ---------------------    Increase     ---------------------     Increase
(Dollars in thousands)             2000       1999       (Decrease)     2000        1999       (Decrease)
                                ---------   ---------    ---------    ---------   ---------    ---------
 Discount Loan Acquisitions:
   Single family residential..  $  90,222   $ 233,207    $(142,985)   $ 149,159   $ 274,083    $(124,924)
   Multi-family residential...      5,977      39,275      (33,298)      21,294      71,959      (50,665)
   Commercial real estate ....     11,332     106,989      (95,657)      18,119     131,790     (113,671)
   Other .....................      4,537       2,030        2,507       10,030       8,626        1,404
                                ---------   ---------    ---------    ---------   ---------    ---------
                                $ 112,068   $ 381,501    $(269,433)   $ 198,602   $ 486,458    $(287,856)
                                =========   =========    =========    =========   =========    =========

Subprime Loan Purchases
  and Originations:
     Domestic ...............   $      --   $  74,958    $ (74,958)   $      --   $ 235,817    $(235,817)
     Foreign (Ocwen UK) .....          --     152,965     (152,965)          --     293,007     (293,007)
                                ---------   ---------    ---------    ---------   ---------    ---------
                                $      --   $ 227,923    $(227,923)   $      --   $ 528,824    $(528,824)
                                =========   =========    =========    =========   =========    =========

Investments in Real Estate (1)  $      --   $      --    $      --    $ 147,448   $      --    $ 147,448
                                =========   =========    =========    =========   =========    =========

(1) Represents net book value of commercial loans and related assets classified as investments in real estate.

Ocwen Financial Corporation Second Quarter Results
August 10, 2000

                  OCWEN FINANCIAL CORPORATION AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF OPERATIONS (LOSS)
                    (DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

                                                               Three Months                    Six Months
                                                      ----------------------------    ----------------------------
For the periods ended June 30,                            2000            1999            2000             1999
---------------------------------------------------   ------------    ------------    ------------    ------------
INTEREST INCOME:
 Federal funds sold and repurchase agreements .....   $        864    $      2,059    $      2,573    $      5,454
 Securities available for sale ....................         16,808          15,659          29,677          32,848
 Loans available for sale .........................            918          11,014           1,724          19,144
 Investment securities and other ..................            502             384             829           1,035
 Loans ............................................          5,337           8,878           9,305          15,044
 Match funded loans and securities ................          2,951              --           6,263              --
 Discount loans ...................................         23,075          25,553          48,174          55,556
                                                      ------------    ------------    ------------    ------------
                                                            50,455          63,547          98,545         129,081
                                                      ------------    ------------    ------------    ------------
INTEREST EXPENSE:
 Deposits .........................................         24,793          23,559          49,478          50,387
 Securities sold under agreements to repurchase ...          5,284           2,281           7,924           3,772
 Bonds-match funded agreements ....................          2,791              --           6,146              --
 Obligations outstanding under lines of credit ....          3,941           5,293           7,413           9,017
 Notes, debentures and other interest bearing
   obligations ....................................          8,853           6,705          18,096          13,460
                                                      ------------    ------------    ------------    ------------
                                                            45,662          37,838          89,057          76,636
                                                      ------------    ------------    ------------    ------------
 Net interest income before provision for loan
   losses .........................................          4,793          25,709           9,488          52,445
 Provision for loan losses ........................          3,134             623           5,743           4,362
                                                      ------------    ------------    ------------    ------------
 Net interest income after provision for loan
   losses .........................................          1,659          25,086           3,745          48,083
                                                      ------------    ------------    ------------    ------------
NON-INTEREST INCOME:
 Servicing fees and other charges .................         20,462          18,929          41,131          37,180
 Gain on interest earning assets, net .............          5,270          22,918          16,264          43,144
 Impairment charges on securities available for
   sale ...........................................         (4,764)        (28,785)        (11,597)        (28,869)
 (Loss) gain on real estate owned, net ............         (3,006)          2,677         (10,013)          3,306
 Net operating gains on investments in real estate.          8,063             225          13,616             242
 Amortization of excess of net assets acquired
   over purchase price ............................          2,999              --           5,792              --
 Other income .....................................          8,210           9,073          12,985          15,625
                                                      ------------    ------------    ------------    ------------
                                                            37,234          25,037          68,178          70,628
                                                      ------------    ------------    ------------    ------------
NON-INTEREST EXPENSE:
 Compensation and employee benefits ...............         22,398          24,330          38,980          51,541
 Occupancy and equipment ..........................          2,953           4,956           6,215          10,722
 Technology and communication costs ...............          5,414           4,799          10,695          10,543
 Loan expenses ....................................          2,987           2,652           6,917           6,780
 Net operating (gains) losses on investments in
   certain low-income housing tax credit interests.            839           1,599           2,339           3,463
 Amortization of excess of purchase price over net
   assets acquired ................................            794             257           1,568             487
 Other operating expenses .........................          6,459           9,417          13,204          16,614
                                                      ------------    ------------    ------------    ------------
                                                            41,844          48,010          79,918         100,150
                                                      ------------    ------------    ------------    ------------
Distributions on Company-obligated, mandatory
   redeemable securities of subsidiary trust
   holding solely junior subordinated debentures ..          2,918           3,398           6,112           6,797
Equity in losses of investments in unconsolidated
   entities .......................................          1,812           3,470           4,072           4,713
                                                      ------------    ------------    ------------    ------------
(Loss) income before income taxes and
   extraordinary gain .............................         (7,681)         (4,755)        (18,179)          7,051
Income tax benefit (expense) ......................          2,381             972           5,635          (1,396)
Minority interest in net loss of consolidated
   subsidiary .....................................             --              96              --             128
                                                      ------------    ------------    ------------    ------------

(Loss) income before extraordinary gain ...........         (5,300)         (3,687)        (12,544)          5,783
Extraordinary gain on repurchase of debt, net of
   taxes ..........................................          3,901              --           6,047              --
                                                      ------------    ------------    ------------    ------------
Net (loss) income .................................   $     (1,399)   $     (3,687)   $     (6,497)   $      5,783
                                                      ============    ============    ============    ============

(LOSS) EARNINGS PER SHARE:
 Basic:
   Net (loss) income before extraordinary gain ....   $      (0.08)   $      (0.06)   $      (0.19)   $       0.10
   Extraordinary gain .............................           0.06              --            0.09              --
                                                      ------------    ------------    ------------    ------------
   Net (loss) income ..............................   $      (0.02)   $      (0.06)   $      (0.10)   $       0.10
                                                      ============    ============    ============    ============

 Diluted:
   Net (loss) income before extraordinary gain ....   $      (0.08)   $      (0.06)   $      (0.19)   $       0.10
   Extraordinary gain .............................           0.06              --            0.09              --
                                                      ------------    ------------    ------------    ------------
   Net (loss) income ..............................   $      (0.02)   $      (0.06)   $      (0.10)   $       0.10
                                                      ============    ============    ============    ============

Weighted average common shares outstanding:
 Basic ............................................     67,182,395      60,730,614      67,702,961      60,765,485
                                                      ============    ============    ============    ============

 Diluted ..........................................     67,182,395      60,730,614      67,702,961      60,807,036
                                                      ============    ============    ============    ============

OCWEN FINANCIAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(Dollars in thousands, except per share data)                      June 30, 2000    December 31, 1999
                                                                   -------------    -----------------
ASSETS:
Cash and amounts due from depository institutions ..............   $      26,080    $     153,459
Interest earning deposits ......................................          19,238          116,399
Federal funds sold .............................................         173,500          112,000
Securities available for sale, at fair value:
    Collateralized mortgage obligations (AAA-rated) ............         670,829          392,387
    Subordinates, residuals and other securities ...............         130,644          195,131
Loans available for sale, at lower of cost or market ...........          29,319           45,213
Real estate held for sale ......................................         195,241               --
Investment securities ..........................................          13,257           10,965
Loan portfolio, net ............................................         148,490          157,408
Discount loan portfolio, net ...................................         803,446          913,229
Match funded loans and securities, net .........................         131,084          157,794
Investments in low-income housing tax credit interests .........         144,858          150,989
Investments in unconsolidated entities .........................          31,098           37,118
Real estate owned, net .........................................         182,676          167,506
Investment in real estate ......................................         165,883          268,241
Premises and equipment, net ....................................          46,170           49,038
Income taxes receivable ........................................          14,000               --
Deferred tax asset, net ........................................         140,219          136,920
Excess of purchase price over net assets acquired ..............          11,639           13,207
Principal, interest and dividends receivable ...................          11,492           10,024
Escrow advances on loans and loans serviced for others .........         205,266          162,548
Other assets ...................................................          75,558           59,737
                                                                   -------------    -------------
                                                                   $   3,369,987    $   3,309,313
                                                                   =============    =============
LIABILITIES AND STOCKHOLDERS' EQUITY
 LIABILITIES:
 Deposits ......................................................   $   1,642,133    $   1,842,286
 Securities sold under agreements to repurchase ................         421,050           47,365
 Bonds-match funded agreements .................................         121,797          141,515
 Obligations outstanding under lines of credit .................         184,750          187,866
 Notes, debentures and other interest bearing obligations ......         288,083          317,573
 Accrued interest payable ......................................          36,344           32,569
 Excess of net assets acquired over purchase price .............          51,043           56,841
 Income taxes payable ..........................................              --            6,369
 Accrued expenses, payables and other liabilities ..............          30,761           57,487
                                                                   -------------    -------------
    Total liabilities ..........................................       2,775,961        2,689,871
                                                                   -------------    -------------

Company obligated, mandatorily redeemable securities of
  subsidiary trust holding solely junior subordinated
  debentures of the Company ....................................         101,390          110,000

 STOCKHOLDERS' EQUITY:
  Preferred stock, $.01 par value; 20,000,000 shares authorized;
  0 shares issued and outstanding ..............................              --               --
  Common stock, $.01 par value; 200,000,000 shares authorized;
    67,152,363 and 68,571,575 shares issued and outstanding
    at June 30, 2000, and December 31, 1999, respectively ......             672              686
  Additional paid-in capital ...................................         223,135          232,340
  Retained earnings ............................................         270,505          277,002
  Accumulated other comprehensive income, net of taxes:
    Net unrealized (loss) gain on securities available for sale.          (1,295)             163
    Net unrealized foreign currency translation loss ...........            (381)            (749)
                                                                   -------------    -------------
  Total stockholders' equity ...................................         492,636          509,442
                                                                   -------------    -------------
                                                                   $   3,369,987    $   3,309,313
                                                                   =============    =============